Exhibit 10.6

The PrivateBank and Trust Co Capital Markets Operations 70 West Madison Suite 500 Chicago, IL 60603

TO:	DIVERSICARE BRIARCLIFF, LLC, DIVERSICARE AFTON OAKS, LLC, DIVERSICARE CHISOLM, LLC AND DIVERSICARE HARTFORD, LLC

FROM:	The PrivateBank and Trust Company

DATE:	01 March 2011

RE:	Interest Rate Swap

REF NO.:	3000911 (5675 / 5676)
The purpose of this communication is to set forth the terms and conditions of the Interest Rate Swap Transaction entered into on the Trade Date referred to below (the “Interest Rate Swap Transaction”), between The PrivateBank and Trust Company (“Party A” or “we”) and DIVERSICARE BRIARCLIFF, LLC, DIVERSICARE AFTON OAKS, LLC, DIVERSICARE CHISOLM, LLC AND DIVERSICARE HARTFORD, LLC (“Party B” or “you”). This communication constitutes a “Confirmation” as referred to in the Interest Rate Swap Agreement specified below.
This Confirmation incorporates the definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the “Definitions”). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.
This Confirmation is subject to and incorporates the terms of the ISDA Master Agreement and Schedule dated February 16, 2011 between Party A and Party B (the “ISDA Master Agreement”). All provisions contained in, or incorporated by reference to, the ISDA Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that ISDA Master Agreement and this Confirmation, this Confirmation shall prevail for the purpose of this Interest Rate Swap Agreement.
The terms of the particular Interest Rate Swap Transaction to which this communication relates are as follows:

Notional Amount:	USD 23,000,000.00

Trade Date:	March 1, 2011

Effective Date:	March 1, 2011

Termination Date:	March 1,2016 subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate:	2.57%

Fixed Rate Day Count Fraction:	Act/360

Fixed Rate Calculation Periods:	From and including the First (1st) day of each month to but excluding the First (1st) of the following month, starting with the Effective Date and continuing until the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	First (1st) calendar day of each month beginning with April 1, 2011, continuing until the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Calculation Periods:	From and including the First (1st) day of each month to but excluding the First (1st) of the following month, starting with the Effective Date and continuing until the Termination Date, subject to adjustment in accordance with the Following
Business Day Convention.

Floating Rate Payer Payment Dates:	First (1st) calendar day of each month beginning with April 1, 2011, continuing until the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month (No interpolation)

Floating Rate Day Count:	Act/360

Floating Rate for initial Calculation Period:	0.2610%

Reset Dates:	First day of each Floating Rate Calculation Period

Compounding:	Inapplicable

Business Days:	USNYC

Calculation Agent:	Party A

Governing Law:	New York

Payment Instructions Parties A and B:	Party A will debit/credit the DDA account of Party B for payment.
Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Interest Rate Swap Transaction by signing in the space provided below and sending a copy of the executed Confirmation to The PrivateBank and Trust Company, Attention: Dominic Bracco, Facsimile number 312.683.0445.

The Private Bank and Trust Comapany

By:	/s/ Scott Venable
	Name:	Scott Venable
	Title:	Managing Director

DIVERSICARE BRIARCLIFF, LLC, DIVERSICARE AFTON OAKS, LLC, DIVERSICARE CHISOLM, LLC AND DIVERSICARE HARTFORD, LLC

By:	/s/ Glynn Riddle
	Name:	Glynn Riddle
	Title:	EVP & CFO

Notional Schedule

Start Date	End Date	Notional (USD)
1-Mar-11	1-Apr-11	23,000,000
1-Apr-11	2-May-11	22,968,333
2-May-11	1-Jun-11	22,936,666
1-Jun-11	1-Jul-11	22,904,999
1-Jul-11	1-Aug-11	22,873,332
1-Aug-11	1-Sep-11	22,841,665
1-Sep-11	3-Oct-11	22,809,998
3-Oct-11	1-Nov-11	22,778,331
1-Nov-11	1-Dec-11	22,746,664
1-Dec-11	3-Jan-12	22,714,997
3-Jan-12	1-Feb-12	22,683,330
1-Feb-12	1-Mar-12	22,651,663
1-Mar-12	2-Apr-12	22,619,996
2-Apr-12	1-May-12	22,585,829
1-May-12	1-Jun-12	22,551,662
1-Jun-12	2-Jul-12	22,517,495
2-Jul-12	1-Aug-12	22,483,328
1-Aug-12	4-Sep-12	22,449,161
4-Sep-12	1-Oct-12	22,414,994
1-Oct-12	1-Nov-12	22,380,827
1-Nov-12	3-Dec-12	22,346,660
3-Dec-12	2-Jan-13	22,312,493
2-Jan-13	1-Feb-13	22,278,326
1-Feb-13	1-Mar-13	22,244,159
1-Mar-13	1-Apr-13	22,209,992
1-Apr-13	1-May-13	22,174,158
1-May-13	3-Jun-13	22,138,324
3-Jun-13	1-Jul-13	22,102,490
1-Jul-13	1-Aug-13	22,066,656
1-Aug-13	3-Sep-13	22,030,822
3-Sep-13	1-Oct-13	21,994,988
1-Oct-13	1-Nov-13	21,959,154
1-Nov-13	2-Dec-13	21,923,320
2-Dec-13	2-Jan-14	21,887,486
2-Jan-14	3-Feb-14	21,851,652
3-Feb-14	3-Mar-14	21,815,818
3-Mar-14	1-Apr-14	21,779,984

Start Date	End Date	Notional (USD)
1-Apr-14	1-May-14	21,741,650
1-May-14	2-Jun-14	21,703,316
2-Jun-14	1-Jul-14	21,664,982
1-Jul-14	1-Aug-14	21,626,648
1-Aug-14	2-Sep-14	21,588,314
2-Sep-14	1-Oct-14	21,549,980
1-Oct-14	3-Nov-14	21,511,646
3-Nov-14	1-Dec-14	21,473,312
1-Dec-14	2-Jan-15	21,434,978
2-Jan-15	2-Feb-15	21,396,644
2-Feb-15	2-Mar-15	21,358,310
2-Mar-15	1-Apr-15	21,319,976
1-Apr-15	1-May-15	21,279,142
1-May-15	1-Jun-15	21,238,308
1-Jun-15	1-Jul-15	21,197,474
1-Jul-15	3-Aug-15	21,156,640
3-Aug-15	1-Sep-15	21,115,806
1-Sep-15	1-Oct-15	21,074,972
1-Oct-15	2-Nov-15	21,034,138
2-Nov-15	1-Dec-15	20,993,304
1-Dec-15	4-Jan-16	20,952,470
4-Jan-16	1-Feb-16	20,911,636
1-Feb-16	1-Mar-16	20,870,802